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                                                                    Exhibit 23.1

                              Consent of KPMG LLP

The Board of Directors
S.Y. Bancorp, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                   /s/ KPMG LLP

Louisville, Kentucky
May 7, 2001